THIRD AMENDED AND RESTATED DISTRIBUTORSHIP AGREEMENT

     THIS AMENDMENT, made this 1st day of May, 2002, by and between PENSAR TECHNOLOGIES, LLC, a Texas Limited Liability Company with its principal place of business at 16161 College Oak, Suite 101, San Antonio, TX 78249 ("Pensar"); and INTERNATIONAL TEST SYSTEMS, INC., a Delaware Corporation having its principal place of business at 16161 College Oak, Suite 101, San Antonio, TX 78249("Distributor").

     WHEREAS, Pensar and Distributor executed a Distributorship Agreement (the "Agreement") on June 19, 1999 for the exclusive sale and marketing of a certain proprietary technology that enables the design and production of hardware and software products that, when coordinated, are used to test and troubleshoot components of printed circuit boards (the "Intellectual Property"); and

     WHEREAS, the Agreement was Amended and Restated on April 15th, 2000 (the "First Amendment"); and

     WHEREAS, the Agreement was Amended and Restated on June 1st, 2001 (the "Second Amendment"); and

     WHEREAS, Pensar and Distributor desire to cancel Agreement and Amendments in their entirety;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The Distributorship Agreement and its Amendments are hereby cancelled in their entirety and neither Pensar nor Distributor shall have any further obligations one to the other.

2. Both Pensar and Distributor do hereby mutually indemnify and hold harmless one another from any claims or liabilities which may arise from the Agreement and/or its Amendments.

WHEREAS, the parties have set their hand and executed this Third Agreement with the intention of being fully bound hereby.

PENSAR TECHNOLOGIES, LLC            INTERNATIONAL TEST SYSTEMS, INC.

By: /s/ Carey Birmingham                    By: /s/ Carey Birmingham
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Title: President                                     Title: President